                                                                  EXHIBIT 23 (a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectuses constituting part of these Registration Statements on Form S-3 (No. 33-44475); Form S-4 (No. 33-44403) and Forms S-8 (Nos. 33-36304, 33-67826, 33-67828 and
33-36305) of our report dated February 20, 1997 appearing on Page F2 of Bird Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.





/s/Price Waterhouse LLP
Boston, Massachusetts
March 31, 1997